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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 20, 2012
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 267-7000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2012, the Board of Directors of Pacific Gas and Electric Company (“Utility”) amended the Utility’s Bylaws to increase the authorized number of directors from twelve to thirteen and elected Anthony F. Earley, Jr., Chairman of the Board, Chief Executive Officer and President of PG&E Corporation, to serve as a director of the Utility, effective June 20, 2012.  (As previously reported, PG&E Corporation shareholders elected Mr. Earley to serve as a director of PG&E Corporation at the annual meeting held on May 14, 2012.)  Also on June 20, 2012, the Utility’s Board of Directors appointed Mr. Earley as the Chair of the Executive Committee of the Utility’s Board of Directors, effective June 20, 2012, replacing C. Lee Cox, who had been serving as interim Chair of the Utility’s Executive Committee and who will remain a member of the Committee.

The Utility’s Corporate Governance Guidelines require that at least 75% of the Board be composed of independent directors, defined as directors who (1) are neither current nor former officers or employees of, nor consultants to, PG&E Corporation, the Utility, or its subsidiaries, (2) are neither current nor former officers or employees of any other corporation on whose board of directors any officer of the Utility serves as a member, and (3) otherwise meet the definition of “independence” set forth in the applicable stock exchange rules.  The composition of the Utility’s Board of Directors currently meets the Corporate Governance Guidelines.

There are no arrangements or understandings pursuant to which Mr. Earley was selected as a director of the Utility.  Mr. Earley does not have any relationship or related transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The text of the amendment to the Utility’s Bylaws increasing the authorized number of directors as described above is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Amendment to Bylaws of Pacific Gas and Electric Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

By:	LINDA Y.H. CHENG
Linda Y. H. Cheng Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

By:	LINDA Y.H. CHENG
Linda Y.H. Cheng Vice President, Corporate Governance and Corporate Secretary

Dated:           June 20, 2012

Exhibit Index

Exhibit 99.1	Amendment to Bylaws of Pacific Gas and Electric Company